                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 29, 1996




                           ALLIANCE CAPITAL MANAGEMENT L.P.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


           Delaware                     1-9818                    13-3434400
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission              (I.R.S. Employer
 incorporation or organization)        File Number)             Identification
                                                                Number)


1345 Avenue of the Americas, New York, New York                       10105
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                     212-969-1000
--------------------------------------------------------------------------------
                 (Registrant's telephone number including area code)

Item 1.   CHANGES IN CONTROL OF REGISTRANT

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On February 29, 1996 Alliance Capital Management L.P. ("Partnership") acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") in exchange for 1,764,115 Units, $84.9 million in cash, notes in the aggregate principal amount of $21.5 million which are payable ratably over the next four years and substantial additional consideration which will be determined at a later date.

               Cursitor, an international investment management firm with offices in London, Paris and Boston, manages approximately $10 billion in assets for both U.S. and non-U.S. institutions, mainly pension plans. Cursitor's investment style is global asset allocation: investing client funds in stocks or bonds of the world's principal capital markets. A new subsidiary of the Partnership, Cursitor Alliance LLC ("Cursitor Alliance"), was formed to combine Cursitor's global asset allocation services with the Partnership's international and global equity management, which is characterized by a stock selection philosophy, and with the Partnership's Dimensional Trust Management subsidiary, a manager of global small-capitalization index funds. Senior management of Cursitor owns a minority equity interest in Cursitor Alliance.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not applicable.

Item 5.   OTHER EVENTS

          Not applicable.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not applicable.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired

               It is impracticable to file the required financial statements of Cursitor at this time. The required financial statements of Cursitor will be filed as soon as practicable, but not later than 60 days after the date this report is filed.

          (b)  Pro Forma Financial Information

               It is impracticable to file the required pro forma financial information for the acquisition of Cursitor at this time. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date this report is filed.

          (c)  Exhibits

               None.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ALLIANCE CAPITAL MANAGEMENT L.P.

Dated:  March 6, 1996         By:  Alliance Capital Management
                                   Corporation, General Partner


                              By:  /s/ John D. Carifa
                                   ----------------------------
                                   John D. Carifa
                                   President